UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 4, 2005

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15062 (Commission File Number)	13-4099534 (IRS Employer Identification No.)

One Time Warner Center, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

212-484-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

     On February 4, 2005, Time Warner Inc. (“Time Warner”) issued a press release setting forth its financial results for its full year and fourth quarter ended December 31, 2004. A copy of Time Warner’s press release is attached as Exhibit 99.1 to this report. Time Warner does not intend for this Item 2.02 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release issued February 4, 2005 by Time Warner Inc. and furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.
By:	/s/ Wayne H. Pace
	Name:	Wayne H. Pace
	Title:	Executive Vice President and Chief Financial Officer

Date: February 4, 2005

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued February 4, 2005 by Time Warner Inc. and furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”